Exhibit 10.13


                           CORPORATE CONTRIBUTION AND
                          GENERAL CONVEYANCE AGREEMENT

THIS CORPORATE CONTRIBUTION AND GENERAL CONVEYANCE AGREEMENT (the "Agreement") dated as of August 4, 2005 (the "Effective Date") is entered into by and between iVoice, Inc., a New Jersey corporation (the "Corporation") and iVoice Technology, Inc., a New Jersey corporation (the "Subsidiary").

                                   WITNESSETH:

WHEREAS, the Corporation owns one hundred percent (100%) of the issued and outstanding capital stock shares of the Subsidiary; and

WHEREAS, the Corporation desires to contribute certain of its intellectual property and patents to the Subsidiary listed on Exhibits A and B herein (collectively referred to hereinafter as the "Intellectual Property");

WHEREAS, the Subsidiary desires to accept such contribution and the Corporation has agreed to convey all of its assets related to certain of its Intellectual Property to the Subsidiary and the Subsidiary has agreed to assume all of the liabilities associated with the Intellectual Property;

NOW, THEREFORE, in consideration of the premises contained herein and the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Contribution and Conveyance of Assets. Subject to the terms and conditions herein set forth, the Corporation hereby contributes, conveys, assigns and delivers to the Subsidiary, as of the Effective Date, and the Subsidiary hereby accepts, all of the Corporation's right, title and interest in and to any and all of the assets of the Corporation relating to, and used in connection to the Intellectual Property and specifically set forth on Exhibit A and B herein.

2. Assumption of Liabilities and Obligations. Subject to the terms and conditions herein set forth, the Subsidiary hereby assumes and agrees to perform, observe, satisfy and fulfill all of the duties, liabilities and obligations relating to and arising out of the Intellectual Property, whether direct or indirect, contingent or otherwise, now existing or hereafter arising, under, pursuant to or in connection with all contracts, agreements, arrangements, debts, covenants, accounts indemnities, claims, charges, taxes, suits, actions, damages, executions, judgments, assessments, government review and audits, or other liabilities or obligations of any nature whatsoever of or affecting the Intellectual Property in existence as of the date hereof or arising from or relating to actions or omissions of the Corporation relating to the Intellectual Property prior to the date hereof (collectively referred to as the "Liabilities").


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

3. Consents and Approvals. The Corporation and Subsidiary agree that the assignments and assumptions represented herein are intended to comply with all applicable laws of federal, state and local governments, and those contracts, agreements and other instruments to which the Corporation or the Subsidiary may be a party. Accordingly, each party agrees to use its best efforts to obtain any and all consents, authorizations and approvals from those governments or other parties whose rights require their consent, authorization or approval to this Agreement.

4. Further Assurances. The Corporation and the Subsidiary agree to execute and deliver all documents and instruments, and to perform or cause to be performed such further acts or things, as may be reasonably necessary to carry out the intended assignments, assumptions and other transactions contemplated by this Agreement.

5. Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THIS CONVEYANCE OF THE ASSETS BY THE CORPORATION TO THE SUBSIDIARY IS "AS-IS", "WHERE-IS" WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REPRESENTATIONS OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR VALUE). THE SUBSIDIAIRY ACCEPTS THE ASSETS SUBJECT TO ANY AND ALL MORTGAGES, CLAIMS, CHARGES, LIENS, EASEMENTS, LIMITATIONS, RESTRICTIONS, COMMITMENTS, SECURITY INTERESTS AND OTHER ENCUMBERANCES OF ANY NATURE WHATSOVER.

6. Amendment. This Agreement shall not be amended, except pursuant to a writing executed by all of the parties hereto.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

8.
      Entire Agreement. This Agreement set forth the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement (written or oral) of intent. Except as expressly provided for herein, no provision of this Agreement shall be construed to confer any rights, or remedies on any person other than the Corporation or Subsidiary.

9. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10. Governing Law. The Agreement shall be construed in accordance with, and governed by the laws of the State of New Jersey.


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




                           [SIGNATURE PAGES TO FOLLOW]

      IN WITHNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

iVoice, Inc.
a New Jersey corporation

By: /s/ Jerome Mahoney
   -----------------------------------------
      Jerome Mahoney
      President and Chief Executive Officer



iVoice Technology, Inc.
a New Jersey corporation

By: /s/ Mark Meller
   -----------------------------------------
      Mark Meller
      President and Chief Executive Officer

                                                                       Exhibit A


                         Patents Awarded and/or Pending
                         ------------------------------


None

                                                                       Exhibit B

                              Intellectual Property
                              ---------------------

Software and documentation related to the IVR, an application generator that allows full connectivity to many databases, including Microsoft Access, Microsoft Excel, Microsoft Fox Pro, DBase, Btrieve, and Paradox, or to standard text files.